UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 01, 2021

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2021, PotlatchDeltic Corporation (the “Company”) and its wholly owned subsidiaries, PotlatchDeltic Forest Holdings, Inc. and PotlatchDeltic Land & Lumber, LLC (collectively, the “Borrowers”), entered into a Fifth Amendment to Second Amended and Restated Term Loan Agreement (the “Amendment”) with the Guarantors party thereto, the Lenders party thereto, the Voting Participants party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (the “Administrative Agent”), amending the Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Amendment.

Pursuant to the Amendment, the Lenders provided a Term Loan P to the Borrowers in the principal amount of $40 million, maturing on November 1, 2031, and bearing interest at a rate equal to the 1-month LIBOR plus 2.10% per annum. Term Loan P replaced the Borrowers’ Term Loan E. In addition, solely with respect to Term Loan P, the Amendment provides mechanics relating to the transition from the use of LIBOR to a replacement benchmark rate upon the occurrence of certain transition events or elections made by the parties.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Fifth Amendment to Second Amended and Restated Term Loan Agreement dated as of December 1, 2021 among PotlatchDeltic Corporation and its wholly owned subsidiaries, as borrowers, the guarantors party thereto, the lenders party thereto, the voting participants party thereto and Northwest Farm Credit Services, PCA, as administrative agent

104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	December 1, 2021	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary